Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.2

Execution Version

EXCHANGE AGREEMENT

ROYALTY PHARMA PLC

AND

ROYALTY PHARMA HOLDINGS LIMITED

AND

RPI US PARTNERS 2019, LP

AND

RPI INTERNATIONAL HOLDINGS 2019, LP

AND

RPI INTERNATIONAL PARTNERS 2019, LP

AND

RPI EPA HOLDINGS, LP

Eighth Floor

Ten Bishops Square

London E1 6EG

Tel: + 44 20 7012 9600

Fax: + 44 20 7012 9601

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

THIS EXCHANGE AGREEMENT (the “Agreement”) is entered into as a deed and is made on 16 June 2020.

BETWEEN:

(1)

ROYALTY PHARMA PLC, a public limited company incorporated in England and Wales with company number 12446913 and with its registered office at The Pavilions, Bridgwater Road, Bristol BS13 8AE (“Parent”);

(2)

ROYALTY PHARMA HOLDINGS LIMITED, a private limited company incorporated in England and Wales with company number 12453789 and with its registered office at The Pavilions, Bridgwater Road, Bristol BS13 8AE (“Holdings”);

(3)	RPI US PARTNERS 2019, LP, a Delaware limited partnership (the “Continuing US Investors Partnership”);

(4)	RPI INTERNATIONAL HOLDINGS 2019, LP, a Cayman Islands limited partnership (the “Continuing International Investors Partnership”);

(5)

RPI INTERNATIONAL PARTNERS 2019, LP, a Cayman limited partnership (“RPI International Partners ” and together with Continuing International Investors Partnership and Continuing US Investors Partnership, the “Continuing Investors Partnerships”); and

(6)	RPI EPA HOLDINGS, LP, a Delaware limited partnership (“EPA Holdings”).

RECITALS:

(A)

In connection with the initial public offering of Parent A Shares (the “IPO”), the Parent intends to consummate the transactions described in Recitals (B) and (C) below and in the Registration Statement on Form S-1 originally filed with the Commission on 22 May 2020, as amended (Registration No. 333-238632).

(B)

In connection with the IPO (i) the Continuing Investors Partnerships will hold Parent B Shares directly or indirectly, and (ii) Holdings will issue Holdings B Shares to be held indirectly by the Continuing Investors Partnerships (to be held directly by the Depositary, who will issue Holdings B DRs to RPI International Partners and the Continuing US Investors Partnership).

(C)

In connection with the IPO, Holdings will also issue the Holdings C Share to EPA Holdings, which will entitle EPA Holdings to bonus issuances of EPA B Shares by Holdings (to be issued to the Depositary, who will issue EPA B DRs to EPA Holdings) from time to time, in accordance with the terms of the Holdings Articles.

(D)

The parties to this Exchange Agreement wish to provide for the exchange of (i) Holdings B DRs for Parent A Shares, and (ii) EPA B DRs for Parent A Shares in connection with and either before or following the IPO, in each case on the terms and subject to the conditions set forth herein.

(E)

Parent shall not have any obligation to acquire any Holdings B DRs or EPA B DRs pursuant to the terms of this Agreement unless a Continuing Investors Partnership or EPA Holdings has properly exercised an Exchange Right with respect to such Holdings

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

B DRs or EPA B DRs in accordance with the terms of and subject to the conditions of this Agreement.

(F)

The Parties intend that any Exchange consummated hereunder be treated for U.S. federal income tax purposes, to the extent permitted by law, as a taxable sale of Holdings B Shares, including for these purposes the EPA B Shares.

(G)

In consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have entered into this Agreement on the terms set out herein.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	The following definitions shall apply in this Agreement:

“Act” means the Companies Act 2006, as amended from time to time;

“Business Day” means a day other than a Saturday, Sunday or public holiday in England when banks in London and New York are open for business;

“Cede” means Cede & Co., nominee for DTC;

“Code” means the Internal Revenue Code of 1986, as amended;

“Commission” means the U.S. Securities and Exchange Commission or any successor thereto;

“Continuing Investor” means an investor who holds an LP Interest;

“Depositary” means any depositary, custodian or nominee approved by the Parent Board or the Holdings Board (as applicable) that holds or will hold legal title to the Parent A Shares, Holdings B Shares or EPA B Shares (as applicable) for the purposes of facilitating beneficial ownership of such Parent A Shares, Holdings B Shares or EPA B Shares (as applicable) by the Continuing Investors Partnerships or EPA Holdings or any Continuing Investors or EPA Investors (as applicable);

“DTC” means The Depository Trust Company;

“Encumbrance” means a mortgage, charge, pledge, lien, assignment, option, restriction, equity, right of first refusal, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind, or other type of deed or arrangements having similar effect;

“EPA B DRs” means the depositary receipts issued by a Depositary to EPA Holdings in respect of the EPA B Shares;

“EPA B Interests” means the EPA B DRs (together with the corresponding interest in EPA B Shares);

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“EPA B Shares” means the Holdings B Shares issued to EPA Holdings in respect of equity performance awards awarded in accordance with the terms of the Holdings Articles and the terms of the Holdings C Share;

“EPA Distribution Notice” means a written notice from an EPA Investor to EPA Holdings, in a form satisfactory to EPA Holdings and substantially in the form attached hereto as Schedule 3;

“EPA Exchange” means an exchange of EPA B Interests for Parent A Shares pursuant to the terms of this Agreement;

“EPA Exchange Closing Date” has the meaning provided in clause 3.4;

“EPA Investor” means a person who holds partnership interests in EPA Holdings;

“Exchange” means either an EPA Exchange or an Investor Exchange, as the case may be;

“Exchange Election Notice” means a written notice from a Continuing Investor to a Continuing Investors Partnership, substantially in the form attached hereto as Schedule 1;

“Exchange Notice” means a written notice from the relevant Continuing Investors Partnership or EPA Holdings, as applicable, to each of Holdings and Parent, substantially in the form attached hereto as Schedule 2;

“Exchange Rate” means the number of Parent A Shares receivable (i) for each Holdings B DR in an Investor Exchange pursuant to clause 2 of this Agreement, or (ii) for each EPA B DR in an EPA Exchange pursuant to clause 3 of this Agreement. The initial Exchange Rate will be 1:1 and will be subject to further adjustments from time to time in accordance with clause 4 of this Agreement;

“Exchange Right” means the right of the Continuing US Investors Partnership or RPI International Partners to implement an Investor Exchange in accordance with the terms of this Agreement;

“Governmental Entity” means any court, administrative agency, regulatory or self-regulatory body, commission or other governmental authority, quasi-governmental organization, board, bureau, or instrumentality, domestic or foreign, and any subdivision, department or branch of any of the foregoing, or any private body exercising any tax, regulatory or governmental or quasi-governmental authority or any securities exchange;

“Governmental Order” means any writ, judgment, injunction, order, decree, stipulation, determination or award of any nature entered by or with any Governmental Entity with competent jurisdiction;

“Holdings Articles” means the articles of association of Holdings in effect from time to time;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“Holdings B DRs” means the depositary receipts issued by a Depositary to the Continuing US Investors Partnership and RPI International Partners in respect of the Holdings B Shares;

“Holdings B Interests” means the full beneficial ownership of and full entitlement to the Holdings B DRs distributed (or to be distributed) by a Continuing Investors Partnership to a Continuing Investor pursuant to an Exchange Election Notice (together with the corresponding interest in Holdings B Shares);

“Holdings B Shares” means the non-voting class B ordinary shares of US$10.22343609 in the capital of Holdings as at the date hereof;

“Holdings Board” means the board of directors of Holdings, as constituted from time to time;

“Holdings C Share” means the non-voting class C ordinary share of US$1 in the capital of Holdings as at the date hereof;

“Investor Exchange” means an exchange of Holdings B Interests for Parent A Shares pursuant to the terms of this Agreement;

“Investor Exchange Closing Date” has the meaning provided in clause 2.4;

“IPO” has the meaning provided in Recital (A);

“Lock-Up Agreements” means each of the respective lock-up agreements entered into in connection with the IPO between the underwriters to the IPO and certain individual counterparties thereto, pursuant to which such individual counterparties agree, among other things, not to undertake certain dealings with respect to their interests in Parent A Shares without the consent of the underwriters;

“Lock-Up Period” means the period of 180 days following the date of the final prospectus relating to the IPO;

“LP Interest” means a limited partnership interest in the Continuing US Investors Partnership or the Continuing International Investors Partnership;

“Parent A DRs” means the depositary receipts issued by a Depositary to, or for the benefit of, the Continuing Investors or EPA Holdings in respect of the Parent A Shares;

“Parent A Shares” means the voting ordinary class A shares of US$0.0001 each in the capital of Parent as at the date hereof;

“Parent Articles” means the articles of association of Parent in effect from time to time;

“Parent B Shares” means the voting class B shares of US$0.000001 each in the capital of Parent as at the date hereof;

“Parent Board” means the board of directors of Parent, as constituted from time to time;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“Parent Deferred Shares ” means the deferred shares in the capital of Parent;

“Parent Restricted A Shares ” has the meaning provided in clause 5.1; and

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

1.2	Clause and Schedule headings shall not affect the interpretation of this Agreement.

1.3	References to clauses and Schedules are to clauses of and Schedules to this Agreement and references to paragraphs are to paragraphs of the relevant Schedule.

1.4	The Schedules form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. Any reference to this Agreement includes the Schedules.

1.5

A reference to this Agreement or to any other Agreement or document referred to in this Agreement is a reference to this Agreement or such other agreement or document as varied, superseded or novated (in each case, other than in breach of the provisions of this Agreement or the provisions of the agreement or document in question, as appropriate) from time to time.

1.6	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.7	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.8	A “person” includes a natural person, corporate or unincorporated body (whether or not having a separate legal personality).

1.9	A reference to a party means an original party to this Agreement, together with their permitted assigns

1.10	A reference to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established.

1.11

A reference to a holding company or a subsidiary means a holding company or a subsidiary (as the case may be) as defined in section 1159 of the Act and for the purposes only of the membership requirement contained in sections 1159(1)(b) and (c), a company shall be treated as a member of another company even if its shares in that other company are registered in the name of:

(a)	another person (or its nominee), by way of security or in connection with the taking of security; or

(b)	its nominee.

1.12	A reference to “writing” or “written” includes emails.

1.13

Any words following the terms “including”, “include”, “in particular” or “for example ” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15

A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time, provided that, as between the parties, no such amendment, extension or re-enactment made after the date of this Agreement shall apply for the purposes of this Agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party.

1.16	A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.

1.17	Any obligation on a party not to do something includes an obligation not to allow that thing to be done.

1.18	A reference to a time of day is, unless otherwise stated, a reference to London time.

2.	INVESTOR EXCHANGE

2.1

Upon the terms and subject to the conditions of this clause 2, each Continuing Investors Partnership, upon receipt of an Exchange Election Notice executed by, or on behalf of, a Continuing Investor in a form satisfactory to it, will, as soon as practicable thereafter and in any event within five Business Days of receipt of the Exchange Election Notice, deliver an Exchange Notice and a copy of such Exchange Election Notice to the Parent and Holdings specifying the number of Holdings B Interests which are to be exchanged for Parent A Shares in accordance with the provisions of this clause 2.

2.2

No Investor Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Holdings, such Investor Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in Section 7704 of the Code, provided that an Investor Exchange will not be prohibited on this basis for so long as Holdings continues to satisfy the “private placements” safe harbor pursuant to Section 1.7704-1 of the Treasury Regulations promulgated under Section 7704 of the Code.

2.3	Each Investor Exchange pursuant to this clause 2 shall be at the Exchange Rate in effect at the applicable closing date of such Investor Exchange.

2.4

If an Exchange Notice has been delivered pursuant to this clause 2, then subject to clauses 2.6 to 2.10, the closing of such Investor Exchange shall occur within three Business Days of delivery of such Exchange Notice or such later date as may be agreed between the Continuing Investor Partnership delivering the relevant Exchange Notice, Holdings and the Parent (the “Investor Exchange Closing Date”).

2.5	On or before the Investor Exchange Closing Date, the parties shall take the following actions in order to implement an Investor Exchange:

(a)	the relevant Continuing Investors Partnership will take the actions which such Continuing Investors Partnership has been authorized or instructed to take under the applicable Exchange Election Notice;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(b)

Parent will issue new Parent A Shares (as determined by reference to the applicable Exchange Rate) to the nominee for the Depositary on behalf of the relevant Continuing Investor and instruct the Depositary to issue corresponding new Parent A DRs to, or for the benefit of, the Continuing Investor in consideration for the transfer to Parent of the relevant Holdings B Interests;

(c)

subject to clauses 2.6 and 2.7 below, as and to the extent applicable, Parent or the relevant Continuing Investors Partnership will instruct the Depositary to (i) cancel such Parent A DRs, (ii) procure the transfer by its nominee of the underlying Parent A Shares to Cede, as nominee for DTC, and (iii) instruct DTC to credit the account of the applicable DTC participant, for the benefit of the Continuing Investor, with the relevant number of Parent A Shares; and

(d)

Parent will automatically re-designate into Parent Deferred Shares, in accordance with the provisions of the Parent Articles, a number of Parent B Shares registered in the name of the relevant Continuing Investors Partnership equivalent to the number of Parent A Shares issued.

2.6

If an Exchange Election Notice has been served in respect of Parent A Shares that are Parent Restricted A Shares and/or subject to the terms of the Lock-Up Agreements, in each case to the extent applicable, then until such time as the Parent A Shares cease to be Parent Restricted Shares and/or subject to the terms of the Lock-Up Agreements, the relevant Parent A Shares will continue to be held in the name of the nominee for the Depositary on behalf of the relevant Continuing Investor in accordance with the provisions of clause 2.5(b) above, with the Continuing Investor holding Parent A DRs, or Parent A DRs being held on their behalf by one or more nominees.

2.7

Subject to clause 2.6 above, if an Exchange Election Notice has been served by or on behalf of a Continuing Investor in circumstances where the DTC participant account details, and associated contact information, are not specified in the Exchange Election Notice, then until such time as the relevant Continuing Investor provides such outstanding information by notice in writing to each of Holdings, Parent and the Depositary, the relevant Parent A Shares to which the Continuing Investor is entitled will continue to be held in the name of the nominee for the Depositary on behalf of the relevant Continuing Investor in accordance with the provisions of clause 2.5(b) above, with the Continuing Investor holding Parent A DRs, or Parent A DRs being held on their behalf by one or more nominees.

2.8

The obligation of any of the parties to consummate an Investor Exchange in accordance with this clause 2 shall be subject to the condition that there shall be no Governmental Order that is then in effect that restrains or prohibits the Investor Exchange.

2.9

Notwithstanding any other provision of this Agreement, the obligation of the Parent and Holdings to consummate an Investor Exchange in accordance with this clause 2 shall be subject to the good faith determination by Parent that such Investor Exchange would not be prohibited by applicable law or regulation and would not violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.

2.10	If, for any reason, Parent determines in its sole and absolute discretion that the mechanics for implementing an Investor Exchange pursuant to clause 2.5 are not

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

practicable, breach any applicable law or regulation or result in or may result in any adverse effect or require any onerous action (including for the avoidance of doubt, the preparation of any valuation report under s.593 of the Act) then each of the parties agrees to enter into, authorize and approve (including through the provision of any necessary shareholder approvals) such alternative transaction structure as Parent may propose in order to issue the same number of Parent A Shares as would otherwise have been issued through an Investor Exchange, including, without limitation:

(a)	by delaying an Investor Exchange in order to comply with any applicable law or regulation (including, without limitation, the production by Parent of a valuation report under s.593 of the Act);

(b)	by cancelling the Holdings B Shares which are the subject of the relevant Investor Exchange, together with any associated capital reduction of Holdings; or

(c)

by transferring Holdings B Shares which are the subject of the relevant Investor Exchange rather than transferring Holdings B DRs contemplated by the Exchange Election Notice representing such Holdings B Shares.

3.	EPA EXCHANGE

3.1

Upon the terms and subject to the conditions of this clause 3, EPA Holdings will, upon issuance of any EPA B Shares, as soon as practicable thereafter and in any event within five Business Days of issuance of such EPA B Shares deliver an Exchange Notice to the Parent and Holdings specifying the number of EPA B Interests that are to be exchanged for Parent A Shares in accordance with the provisions of this clause 3.

3.2

No EPA Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Holdings, such EPA Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in Section 7704 of the Code, provided that an EPA Exchange will not be prohibited on this basis for so long as Holdings continues to satisfy the “private placements” safe harbor pursuant to Section 1.7704-1 of the Treasury Regulations promulgated under Section 7704 of the Code

3.3	Each EPA Exchange pursuant to this clause 3 shall be at the Exchange Rate in effect at the applicable closing date of such EPA Exchange.

3.4

If an Exchange Notice has been delivered pursuant to this clause 3, then subject to clauses 3.6 to 3.9 below, the closing of such EPA Exchange shall occur within three Business Days of issuance of such Exchange Notice or such later date as may be agreed between EPA Holdings, Holdings and the Parent (the “EPA Exchange Closing Date”).

3.5	On or before the EPA Exchange Closing Date, the parties shall take the following actions in order to implement an EPA Exchange:

(a)	EPA Holdings will take all actions which are necessary to implement the EPA Exchange in accordance with the terms of this Agreement;

(b)	Parent will issue new Parent A Shares (as determined by reference to the applicable Exchange Rate) to the nominee for the Depositary on behalf of EPA

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Holdings and instruct the Depositary to issue corresponding new Parent A DRs to, or for the benefit of, EPA Holdings in consideration for the transfer to Parent of the relevant EPA B Interests, provided that EPA Holdings may, in its sole discretion following receipt of an EPA Distribution Notice, subsequently transfer such Parent A DRs to an EPA Investor; and

(c)

subject to clause 3.6 below, Parent or EPA Holdings will instruct the Depositary to (i) cancel such Parent A DRs, (ii) procure the transfer by its nominee of the underlying Parent A Shares to Cede, as nominee for DTC, and (iii) instruct DTC to credit the accounts of the applicable DTC participant for the benefit of either EPA Holdings, or, subject to prior receipt by EPA Holdings of an EPA Distribution Notice in respect of the relevant Parent A DRs, the relevant EPA Investor with the relevant number of Parent A Shares.

3.6

If an Exchange Notice has been served in respect of Parent A Shares that are Parent Restricted A Shares and/or subject to the terms of the Lock-Up Agreements, in each case to the extent applicable, then until such time as the Parent A Shares cease to be Parent Restricted Shares and/or subject to the terms of the Lock-Up Agreements, the relevant Parent A Shares will continue to be held in the name of the nominee for the Depositary on behalf of EPA Holdings or the relevant EPA Investor (as applicable) in accordance with the provisions of clause 3.5(b) above, with EPA Holdings or the relevant EPA Investor (as applicable) holding Parent A DRs or Parent A DRs being held on behalf of EPA Holdings or the relevant EPA Investor (as applicable) by one or more nominees.

3.7

The obligation of any of the parties to consummate an EPA Exchange in accordance with this clause 3 shall be subject to the condition that there shall be no Governmental Order that is then in effect that restrains or prohibits the EPA Exchange.

3.8

Notwithstanding any other provision of this Agreement, the obligation of the Parent and Holdings to consummate an EPA Exchange in accordance with this clause 3 shall be subject to the good faith determination by Parent that such EPA Exchange would not be prohibited by applicable law or regulation and would not violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.

3.9

If, for any reason, Parent determines in its sole discretion that the mechanics for implementing an EPA Exchange pursuant to clause 3.5 are not practicable, breach any applicable law or regulation or result in or may result in any adverse effect or require any onerous action (including for the avoidance of doubt, the preparation of any valuation report under s.593 of the Act) then each of the parties agrees to enter into, authorize and approve (including through the provision of any necessary shareholder approvals) such alternative transaction structure as Parent may propose in order to issue the number of Parent A Shares as would otherwise have been issued through an EPA Exchange, including, without limitation:

(a)	by delaying an EPA Exchange in order to comply with any applicable law or regulation (including, without limitation, the production by Parent of a valuation report under s.593 of the Act);

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Pursuant to 17 C.F.R. Section 200.83

(b)	by cancelling the EPA B Shares which are the subject of the relevant EPA Exchange, together with any associated capital reduction of Holdings; and

(c)	by transferring EPA B Shares which are the subject of the relevant EPA Exchange rather than transferring EPA B DRs representing such EPA B Shares.

4.	ADJUSTMENTS TO EXCHANGE RATE

4.1

The Exchange Rate as of the date of this Agreement shall be 1:1. The Exchange Rate shall be adjusted accordingly if there is (i) any subdivision of the Holdings B Shares into a greater number of Holdings B Shares or consolidation of the Holdings B Shares into a smaller number of Holdings B Shares (in each case howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event, in each case that is not accompanied by an identical adjustment of the Parent A Shares, or (ii) any sub-division of the Parent A Shares into a greater number of Parent A Shares or consolidation of the Parent A Shares into a smaller number of Parent A Shares (in each chase howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event, in each case that is not accompanied by an identical adjustment of the Holdings B Shares, in either case, an “Adjustment Event”.

For example, and purely for illustrative purposes, if an Adjustment Event occurs pursuant to which each Holdings B Share is sub-divided from one share of US$0.01 each into ten shares of US$0.001 each, then the Exchange Rate should be adjusted so that, immediately following such Adjustment Event, the Exchange Rate would be 10:1, i.e. ten Holdings B Shares would be exchanged for one Parent A Share.

4.2

If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Parent A Shares are converted or changed into another security, securities or other property, then upon any subsequent Exchange, Parent shall procure that the relevant Continuing Investors Partnership or EPA Holdings (as the case may be) shall receive an amount of such security, securities or other property that such person would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalisation or other similar transaction, taking into account any adjustment as a result of any subdivision into a greater number of securities or other property or consolidation into a smaller number of securities or other property (in each case howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.

4.3

For the avoidance of doubt if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Parent A Shares are converted or changed into another security, securities or other property, Parent shall procure that this clause 4 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

5.	TRANSFER RESTRICTIONS

5.1	Each Continuing Investors Partnership understands and agrees, and EPA Holdings understands and agrees, that:

(a)

the Parent A Shares to be issued following completion of an Exchange (any such Parent A Shares, being referred to herein as “Parent Restricted A Shares”) may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this Agreement;

(b)

unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder; and

(c)

it shall not transfer (or solicit any offers in respect of any transfer of any Parent Restricted A Shares), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this Agreement.

5.2

Any attempt to transfer any Parent Restricted A Shares otherwise than in compliance with this Agreement shall be void ab initio, and Parent shall not, and shall cause any transfer agent not to, give any effect in Parent’s share register to such an attempted transfer.

6.	RESTRICTIONS ON EXCHANGES

6.1

If Parent is dissolved, liquidated or wound up for any reason, any Exchange Right shall expire upon final distribution of the assets of the Parent pursuant to the operation of such dissolution, liquidation or winding-up process.

6.2

Save for the transfer restrictions set out in clause 5, the provisions of clauses 6.1 above and any other applicable provisions of this Agreement, the Exchange Right granted pursuant to the terms of this Agreement shall not have any restrictions on exercise.

7.	SHARE CAPITAL

7.1

Parent shall ensure to the fullest extent possible in accordance with applicable law that at all times it is able to issue in compliance with its constitution and applicable law the maximum number of Parent A Shares required by applicable law for the purposes of issuing Parent A Shares upon the exchange of Holdings B DRs and Holdings B Shares or EPA B DRs and EPA B Shares for Parent A Shares in accordance with the terms of this Agreement.

7.2

If any Parent A Shares require registration with or approval of any Governmental Entity under any federal, state or national law before such Parent A Shares may be issued following an Exchange, Parent shall use reasonable efforts to cause such Parent A Shares to be duly registered or approved, as the case may be.

7.3	Parent shall list and register (where required) and use its reasonable efforts to maintain the listing and registration (if applicable) of the Parent A Shares required to be delivered

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

upon completion of any Exchange prior to such delivery in accordance with the requirements of the securities exchange upon which the Parent A Shares are listed at the time of such Exchange (it being understood that any such Parent A Shares may be subject to transfer restrictions under applicable securities laws).

7.4

Subject to compliance by the Continuing Investors Partnerships and EPA Holdings with the relevant terms of this Agreement applicable to each of them, Parent hereby covenants to the Continuing Investors Partnerships and EPA Holdings that all Parent A Shares issued upon an Exchange will, upon issuance, be validly issued and fully paid.

7.5

This Agreement shall apply to (i) the Holdings B DRs and Holdings B Shares held by the Continuing Investors Partnerships as of the date hereof, (ii) any Holdings B DRs or Holdings B Shares acquired by the Continuing Investors Partnerships after the date hereof, and (iii) any EPA B DRs or EPA B Shares acquired by EPA Holdings after the date hereof. This Agreement shall apply to, mutatis mutandis, and all references to Holdings B DRs, Holdings B Shares, EPA B DRs or EPA B Shares shall be deemed to include, any security, securities or other property of Parent or Holdings that may be issued in respect of, in exchange for or in substitution of Holdings B DRs, Holdings B Shares, EPA B DRs or EPA B Shares, as the case may be, by reason of any distribution, dividend, subdivision or consolidation (howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction).

7.6

Save to the extent expressly contemplated by this Agreement (and to the extent within their power), Parent and Holdings shall use all reasonable efforts to remove any impediment that in the good faith judgment of Parent and Holdings would cause any Exchange to be prohibited by applicable law or regulation or that would case an Exchange to violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.

8.	ASSIGNMENT AND OTHER DEALINGS

No party shall assign, transfer, mortgage, charge, subcontract, declare a trust over or deal in any other manner with any or all of his rights and obligations under this Agreement (or any other document referred to in it) without the prior written consent of each of the other parties to this Agreement.

9.	ENTIRE AGREEMENT; EFFECTIVE DATE

9.1

This Agreement, together with the Parent Articles, the Holdings Articles and any Exchange Notice served in accordance with the terms of this Agreement, constitutes the entire agreement between the parties and supersedes and extinguishes all previous discussions, correspondence, negotiations, drafts, agreements, promises, assurances, warranties, representations, arrangements and understandings between them, whether written or oral, relating to its subject matter.

9.2

Each party acknowledges that in entering into this Agreement, it does not rely on, and shall have no remedies in respect of, any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this Agreement or any Exchange Notice served in accordance with the terms of this Agreement.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

9.3	Nothing in this clause 9 shall limit or exclude any liability for fraud.

10.	VARIATION AND WAIVER

10.1	No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties to this Agreement.

10.2

A waiver of any right or remedy under this Agreement or by law is only effective if it is given in writing and is signed by the party waiving such right or remedy. Any such waiver shall apply only to the circumstances for which it is given and shall not be deemed a waiver of any subsequent breach or default.

10.3

A failure or delay by any party to exercise any right or remedy provided under this Agreement or by law, whether by conduct or otherwise, shall not constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict any further exercise of that or any other right or remedy.

10.4	No single or partial exercise of any right or remedy provided under this Agreement or by law shall prevent or restrict the further exercise of that or any other right or remedy.

10.5

A person that waives a right or remedy provided under this Agreement or by law in relation to one person, or takes or fails to take any action against that person, does not affect its rights or remedies in relation to any other person.

11.	COSTS AND EXPENSES

11.1

Except as expressly provided in this Agreement, each party shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement (and any documents referred to in it), provided that to the fullest extent permitted by applicable law Parent shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of any Exchange.

11.2

Parent shall promptly co-operate in all filings required to be made under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended in connection with any Exchange (but Parent shall not be obliged to bear and shall be reimbursed by the relevant Continuing Investors Partnership or EPA Holdings (as the case may be) for the expenses of any such filing or of any information request from any Governmental Entity relating thereto).

12.	NOTICES

12.1

A notice given to a party under or in connection with this Agreement shall be in writing and shall be delivered by hand or sent by pre-paid first-class post, recorded delivery or special delivery in each case to that party’s address, or sent by email to that party’s email address, in each case as specified in clause 12.2 (or to such other address or email address as that party may notify to the other party in accordance with this Agreement).

12.2	The addresses and email addresses for service of notices are:

(a)	In the case of Parent:

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(i)	address: its registered office address for the time being

Royalty Pharma, plc
110 East 59th Street
New York, New York 10022;

(ii)	email address:transfers@royaltypharma.com; and

(iii)	attention: The Board of Directors,

(b)	In the case of Holdings:

(i)	address: its registered office address for the time being

Royalty Pharma Holdings Ltd.
c/o Royalty Pharma, plc
110 East 59th Street
New York, New York 10022;

(ii)	email address: transfers@royaltypharma.com; and

(iii)	attention: The Board of Directors; and

(c)	In the case of the Continuing US Investors Partnership:

(i)	address:

RPI US Partners 2019, LP
c/o Royalty Pharma, plc
110 East 59th Street
New York, New York 10022;

(ii)	email address: transfers@royaltypharma.com; and

(iii)	attention: The General Partner,

(d)	In the case of the Continuing International Investors Partnership:

(i)	address:

RPI International Holdings 2019, LP
c/o Royalty Pharma, plc
110 East 59th Street
New York, New York 10022

(ii)	email address: transfers@royaltypharma.com; and

(iii)	attention: The General Partner,

(e)	In the case of RPI International Partners:

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(i)	address:

RPI International Partners 2019, LP
c/o Royalty Pharma, plc
110 East 59th Street
New York, New York 10022;

(ii)	email address: transfers@royaltypharma.com; and

(iii)	attention: The General Partner,

(f)	In the case of EPA:

(i)	address:

RPI EPA Holdings, LP
c/o Royalty Pharma, plc
110 East 59th Street
New York, New York 10022;

(ii)	email address: transfers@royaltypharma.com; and

(iii)	attention: The General Partner.

12.3

A party may change its details for service of notices as specified in clause 12.2 by giving notice to the other parties. Any change notified pursuant to this clause 12 shall take effect at 9.00 am on the later of the date (if any) specified in the notice as the effective date for the change or five Business Days after deemed receipt of the notice.

12.4

Delivery of a notice is deemed to have taken place (provided that all other requirements in this clause 12 have been satisfied) if delivered by hand, at the time the notice is left at the address, or if sent by email, at the time of transmission, provided that the subject line of the email identifies that it is a notice being given under this Agreement, or if sent by pre-paid first class post, recorded delivery or special delivery on the second Business Day after posting unless, in each case, such deemed receipt would occur outside business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of deemed receipt), in which case deemed receipt will occur at 9.00 am on the day when business next starts in the place of deemed receipt (and, for the purposes of this clause 12, all references to time are to local time in the place of deemed receipt).

12.5

In providing service in accordance with clause 12.4 above, it shall be sufficient to prove (i) that personal delivery was made, (ii) that the envelope containing such notice was properly addressed and delivered into the custody of the postal authority as a prepaid first class recorded delivery or airmail letter (as appropriate), (iii) that the envelope containing such notice was properly addressed and delivered into the custody of the courier service provider, or (iv) that the email was sent to the correct email address of the recipient.

12.6	This clause 12 does not apply to the service of any proceedings or other documents in any legal action.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

13.	SEVERANCE

If any provision of this Agreement is held by any court of competent jurisdiction to be invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision or part-provision shall be deemed deleted. Any modification to or deletion of a provision or part-provision under this clause 13 shall not affect the validity and enforceability of the rest of this Agreement.

14.	THIRD PARTY RIGHTS

14.1	A person who is not a party to this Agreement shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

14.2	The rights of the parties to terminate, rescind or agree any variation, waiver or settlement under this Agreement are not subject to the consent of any other person.

15.	FURTHER ASSURANCES

Each party to this Agreement shall execute, deliver, acknowledge and file such other documents as may be reasonably requested from time to time by any other party hereto to give effect to and carry out the transactions contemplated in this Agreement.

16.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

17.	GOVERNING LAW AND JURISDICTION

17.1

This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

17.2

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

18.	TAX TREATMENT

The parties to this Agreement intend that this Agreement shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall report each Exchange consummated hereunder as a taxable sale of Holdings B Shares by a Continuing Investor or an EPA Investor (as applicable) to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final “determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF this Agreement has been executed and delivered as a Deed on the date first stated above.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

ROYALTY PHARMA PLC

By:	/s/ Pablo Legorreta

Name: Pablo Legorreta

Title: Director

IN THE PRESENCE OF:

Witness’s signature: /s/ Jason Mehar

Witness’s name: Jason Mehar

Witness’s address: 110 E. 59th Street, Suite 3300 New York, NY 10022

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

ROYALTY PHARMA HOLDINGS LIMITED

By:	/s/ Pablo Legorreta

Name: Pablo Legorreta

Title: Director

IN THE PRESENCE OF:

Witness’s signature: /s/ Jason Mehar

Witness’s name: Jason Mehar

Witness’s address: 110 E. 59th Street, Suite 3300 New York, NY 10022

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

RPI US PARTNERS 2019, LP

/s/ Pablo Legorreta

Signature of Director/Authorised Signatory

Pablo Legorreta

Print Name

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

RPI INTERNATIONAL HOLDINGS 2019, LP

/s/ Pablo Legorreta

Signature of Director/Authorised Signatory

Pablo Legorreta

Print Name

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

RPI INTERNATIONAL PARTNERS 2019, LP

/s/ Pablo Legorreta

Signature of Director/Authorised Signatory

Pablo Legorreta

Print Name

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

EXECUTED and DELIVERED as a DEED

for and on behalf of

RPI EPA HOLDINGS, LP

/s/ Pablo Legorreta

Signature of Director/Authorised Signatory

Pablo Legorreta

Print Name

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE 1

EXCHANGE ELECTION NOTICE

☐        The undersigned hereby irrevocably elects to exchange the number of its limited partnership interests (“LP Interests”) indicated below in either RPI International Holdings 2019, LP, or RPI US Partners 2019, LP for Holdings B Interests and, subject to the terms of that certain Exchange Agreement dated [●] 2020 (“Exchange Agreement”), to immediately exchange such Holdings B Interests for Class A ordinary shares (the “Parent A Shares”) of Royalty Pharma plc (“Parent”). Capitalized terms used but not defined herein shall have the meanings provided in the Exchange Agreement.

Number of RPI International Holdings 2019, LP

LP Interests to be exchanged

Number of RPI US Partners 2019, LP

LP Interests to be exchanged

The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of the Investor Exchange contemplated by this Exchange Election Notice (together with the undersigned’s contact information) is as follows:

DTC Participant Account Number

Contact Information

By executing this Exchange Election Notice, the undersigned (i) confirms that the undersigned has received a copy of and has reviewed the terms and conditions of the Exchange Agreement and irrevocably elects to exchange the number of its LP Interests indicated above for commensurate Holdings B Interests as satisfaction in full of all obligations of the relevant Continuing Investors Partnerships in respect of such LP Interests; and (ii) irrevocably elects to exchange all Holdings B Interests received in respect of such LP Interests for Parent A Shares pursuant to the terms and conditions of the Exchange Agreement.

The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this Exchange Election Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Election Notice constitutes a legal, valid and binding obligation of the undersigned; (iii) this Exchange Election Notice has been duly executed and delivered by the undersigned; (iv) the undersigned has valid title to the LP Interests free and clear of any Encumbrance; (v) the LP Interests will be transferred to the applicable Continuing Investors Partnership free and clear of any Encumbrance, other than transfer restrictions imposed by or under applicable securities laws, the Exchange Agreement or any Lock-Up Agreement; (vi) the Holdings B Interests will be transferred to the Parent free and clear of any Encumbrance, other than transfer restrictions imposed by or under applicable securities laws, the Exchange Agreement or any Lock-Up Agreement; and (vii) no consent, approval, authorization, order, registration or qualification of any third party or Governmental Entity having jurisdiction over the undersigned or the LP Interests or the Holdings B Interests is required to be obtained by the undersigned for the redemption of the LP Interests or transfer

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

of such Holdings B Interests to the Parent.

Notwithstanding any other provision herein, by providing this Exchange Election Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to each of the Parent and the relevant Continuing Investors Partnership, (b) makes all of the representations and gives all of the warranties which it has previously provided to the relevant Continuing Investors Partnership in connection with its subscription for the LP Interests to the Parent in connection with the Investor Exchange, which are deemed repeated to the Parent hereby, (c) confirms that such representations and warranties remain correct, (d) permits any documentation and supporting information containing such representations and warranties or referred to in, or supplied in connection with, the same to be provided to the Parent, (e) agrees to notify the Parent as soon as reasonably practicable following becoming aware that any such representations and warranties are, or may be, incorrect, and (f) authorizes the relevant Continuing Investors Partnership or Parent to take all such actions, do all such things and, on behalf of the Continuing Investor, approve, execute or sign and deliver all documents, consents, forms of agreements, as are contemplated pursuant to the terms of this Exchange Election Notice and the Exchange Agreement or, in the absolute discretion of the relevant Continuing Investors Partnership, are reasonably necessary or desirable in order to implement the Investor Exchange, including, amongst other matters: (i) providing instructions to the Depositary and/or DTC (via the Depositary or otherwise) on behalf of the relevant Continuing Investor, (ii) if applicable, directing the Depositary to register the Continuing Investor as holder of the Holdings B DRs prior to completion of the Investor Exchange, (iii) directing the Depositary to register Parent as holder of the Holdings B DRs following completion of the Investor Exchange, and (iv) providing or obtaining any shareholder approvals required or desirable to implement the Investor Exchange, including through any alternative procedure contemplated by clause 2.10 of the Exchange Agreement.

On or prior to the Investor Exchange Closing Date (to the extent necessary to implement the Investor Exchange on the Investor Exchange Closing Date): (a) each Continuing Investors Partnership is authorized to redeem such LP Interests in the relevant Continuing Investors Partnership as is set out above and (b) subject to clause 2.10 of the Exchange Agreement, in consideration for the redemption contemplated in the preceding clause (a), the relevant Continuing Investors Partnership will be authorized by the undersigned to distribute and, if applicable, subsequently, to instruct the Depositary to transfer the number of Holdings B DRs corresponding to the number of LP Interests specified herein, in accordance with the instructions set out herein, on behalf of the undersigned to Parent.

If the Investor Exchange is implemented in accordance with the terms of Section 12.4.3 of the limited partnership agreement of the Continuing US Investors Partnership, the undersigned authorizes the Continuing US Investors Partnership to take all such actions, do all such things and, on behalf of the Continuing Investor, approve, execute or sign and deliver all documents, consents, forms of agreements, as are, in the absolute discretion of the Continuing US Investors Partnership, reasonably necessary or desirable in relation to the treatment of 8% of the Continuing Investor’s LP Interests held as at the date of this Agreement (the “Restricted LP Interests”) taking account of the arrangements contemplated by the limited partnership agreement of the Continuing US Investors Partnership or otherwise, including, without limitation, the treatment of the Restricted LP Interests in accordance with the special limited partnership interest issued to the general partner of the Continuing US Investors Partnership pursuant to the terms of Annex C of the limited partnership agreement of the Continuing US Investors Partnership.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

The undersigned hereby reaffirms and acknowledges its obligations under the limited partnership agreement of the applicable Continuing Investors Partnership to comply with and join and enter into the Lock-Up Agreement, to the extent that the Lock-Up Period continues to apply. By signing and returning this Exchange Election Notice, to the extent that the Lock-Up Period continues to apply, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements contained in the Lock-Up Agreement, with all attendant rights, duties and obligations thereunder. If the Lock-Up Period continues to apply at the time of execution of this Exchange Election Notice, the undersigned has attached to this Exchange Election Notice, or hereby instructs the applicable Continuing Investors Partnership to execute on its behalf and attach to this Exchange Election Notice, a duly executed signature page to the Lock-Up Agreement, in substantially the form attached as Appendix 1 to this Exchange Election Notice, and the undersigned acknowledges and agrees that the parties to the Lock-Up Agreement may treat the execution and delivery of such signature page by, or on behalf of, the undersigned as the execution and delivery of the Lock-Up Agreement by the undersigned and, upon receipt of this Exchange Election Notice by the applicable Continuing Investors Partnership, the signature by or on behalf of the undersigned shall constitute a counterpart signature to the signature page of the Lock-Up Agreement.

The undersigned hereby acknowledges and agrees that:

(a)

the Parent Restricted A Shares to be issued following completion of an Exchange may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement;

(b)

unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder; and

(c)

it shall not transfer (or solicit any offers in respect of any transfer of any Parent Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement.

The parties hereto intend that this Exchange Election Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall report each Exchange consummated hereunder as a taxable sale of Holdings B Shares by a Continuing Investor to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final “determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).

The undersigned hereby irrevocably constitutes and appoints each officer of RPI EPA Holdings, LP as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorneys-in-fact and agents to do any and all things and to take any and all actions that may be necessary or desirable, in the absolute discretion of RPI EPA Holdings, LP, to implement the Investor Exchange which is the subject of this Exchange Election Notice or anything otherwise contemplated by this Exchange Election Notice.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

The undersigned hereby agrees that each of the Parent and the relevant Continuing Investors Partnership shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent and the relevant Continuing Investors Partnership pursuant to the terms of this Exchange Election Notice.

This Exchange Election Notice should be executed and mailed, delivered or e-mailed to RPI EPA Holdings, LP, at the following address or email address:

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:

[RPI International Holdings 2019, LP]/[RPI US Partners 2019, LP]1

c/o RPI EPA Holdings, LP

110 East 59th Street, Suite 3300

New York, NY 10022

(212) 883-2288

By E-mail Transmission:

transfers@royaltypharma.com

Subject Line: Exchange Election

Notwithstanding the place where this Exchange Election Notice has been executed by the undersigned, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.

To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this Exchange Election Notice, the parties hereto irrevocably (i) consent and submit to the exclusive jurisdiction of the Supreme Court, State of New York, New York County and of the U.S. District Court for the Southern District of New York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and (iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the U.S. District Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

IN WITNESS WHEREOF, the undersigned has executed this Exchange Election Notice this      day of                                     . 2020.

LIMITED PARTNER:

(write name of Limited Partner)

By:
Name:
Title:

1 Delete as applicable

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Acknowledgement by Continuing Investors Partnership

[RPI International Holdings 2019, LP]/[RPI US Partners 2019, LP]2 acknowledges receipt of this Exchange Election Notice and further acknowledges that, immediately following the redemption of the LP Interests in accordance with the terms of this Exchange Election Notice, the full beneficial ownership of and the full entitlement to the Holdings B DRs the subject of this Exchange Election Notice will pass to the relevant Continuing Investor, and accordingly [RPI International Holdings 2019, LP]/[RPI US Partners 2019, LP]3 will no longer hold such Holdings B DRs as its property but on behalf of, and to the order of, the relevant Continuing Investor.

Signed for and on behalf of [RPI International Holdings 2019, LP]/[RPI US Partners 2019, LP]4

By: RPI EPA Holdings, LP

in its capacity as general partner of

[RPI International Holdings 2019, LP]/[RPI US Partners 2019,LP]5

2 Delete as applicable

3 Delete as applicable

4 Delete as applicable

5 Delete as applicable

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Annex 1 to Exchange Election Notice

Form of signature page to Lock-Up Agreement

Very truly yours,

Exact Name of Holder

Authorized Signature

Name of Authorized Signatory, if applicable

Title of Authorized Signatory, if applicable

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE 2

EXCHANGE NOTICE

[On letterhead of relevant Continuing Investors Partnership or EPA Holdings]

Royalty Pharma PLC

Suite 1, 3rd Floor

11-12 St. James’s Square

London

United Kingdom

Royalty Pharma Holdings Limited

Suite 1, 3rd Floor

11-12 St. James’s Square

London

United Kingdom

[DATE]

Exchange Notice

We refer to the Exchange Agreement entered into on [●] 2020 between Royalty Pharma PLC, Royalty Pharma Holdings Limited, RPI US Partners 2019, LP, RPI International Holdings 2019, LP, RPI International Partners 2019, LP and RPI EPA Holdings, LP (the “Exchange Agreement”).

Terms defined in the Exchange Agreement shall have the same meaning when used in this notice.

[This notice constitutes an Exchange Notice for the purposes of clause 2.1 of the Exchange Agreement and we hereby confirm that we have received a validly completed and executed Exchange Election Notice from a Continuing Investor specifying that such Continuing Investor wishes to exchange the number of LP Interests specified in the attached Exchange Election Notice for Parent A Shares in accordance with the terms of the Exchange Agreement and we hereby confirm that [●] Holdings B DRs be exchanged for Parent A Shares in accordance with the terms of the Exchange Agreement.

Simultaneously with the issuance of the relevant Parent A Shares in accordance with the terms of clause 2 of the Exchange Agreement, an equivalent number of Parent B Shares registered in the name of the undersigned should be re-designated into Parent Deferred Shares.]6

[This notice constitutes an Exchange Notice for the purposes of clause 3.1 of the Exchange Agreement and we hereby confirm that we have been issued with [●] EPA B Interests by Holdings which are to be exchanged for Parent A Shares in accordance with the terms of the Exchange Agreement.]7

6 Delete in the context of an EPA Exchange.

7 Delete in the context of an Investor Exchange

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Yours sincerely

[Name of relevant Continuing Investors Partnership]/[EPA Holdings]

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE 3

EPA DISTRIBUTION NOTICE

The undersigned acknowledges that Royalty Pharma Holdings Limited (“Holdings”) has issued EPAs to RPI EPA Holdings, LP (“EPA Holdings”) in accordance with the terms of the Holdings Articles. Capitalized terms used but not defined herein shall have the meanings provided in the Exchange Agreement dated [●], 2020 (“Exchange Agreement”).

The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of an applicable EPA Exchange (together with the undersigned’s contact information) is as follows:

DTC Participant Account Number

Contact Information

The undersigned further acknowledges that, pursuant to the terms of clause 3.1 of the Exchange Agreement, following the issuance of EPA B Shares to EPA Holdings in satisfaction of EPAs, EPA Holdings shall serve notice on each of Parent and Holdings to exchange its EPA B Interests for Parent A Shares in accordance with the terms of the Exchange Agreement

The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this EPA Distribution Notice and to perform the undersigned’s obligations hereunder; (ii) this EPA Distribution Notice constitutes a legal, valid and binding obligation of the undersigned; and (iii) this EPA Distribution Notice has been duly executed and delivered by the undersigned.

By providing this EPA Distribution Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to each of the Parent and EPA Holdings, and (b) authorizes EPA Holdings or Parent to take all such actions, do all such things and on behalf of the undersigned approve, execute or sign and deliver all documents, consents, forms or agreements as, in the absolute discretion of EPA Holdings, are reasonably necessary or desirable in order to implement any distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of an EPA Exchange, including, amongst other matters, providing instructions to the Depositary and/or DTC (via the Depositary or otherwise) on behalf of the undersigned.

The undersigned hereby acknowledges its obligations to comply with and join and enter into the Lock-Up Agreement, to the extent that the Lock-Up Period continues to apply. By signing and returning this EPA Distribution Notice, to the extent that the Lock-Up Period continues to apply, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements contained in the Lock-Up Agreement, with all attendant rights, duties and obligations thereunder. The parties to the Lock-Up Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Lock-Up Agreement by the undersigned and, upon receipt of this EPA Distribution Notice by EPA Holdings, the signature by or on behalf of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Lock-Up Agreement.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

The undersigned hereby acknowledges and agrees that:

(a)

the Parent Restricted A Shares to be issued following completion of an EPA Exchange may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement;

(b)

unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder; and

(c)

it shall not transfer (or solicit any offers in respect of any transfer of any Parent Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement.

The parties hereto intend that this EPA Distribution Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall report each Exchange consummated hereunder as a taxable sale of Holdings B Shares by EPA Holdings to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final “determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).

The undersigned hereby irrevocably constitutes and appoints each officer of EPA Holdings as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorneys-in-fact and agents to do any and all things and to take any and all actions that may be necessary to distribute or transfer Parent A DRs or Parent A Shares to the undersigned at any time following completion of an EPA Exchange.

The undersigned hereby agrees that each of the Parent and EPA Holdings shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent and EPA Holdings pursuant to the terms of this EPA Distribution Notice.

This EPA Distribution Notice should be executed and mailed, delivered or e-mailed to EPA Holdings, at the following address or email address:

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:

RPI EPA Holdings, LP

110 East 59th Street, Suite 3300

New York, NY 10022

(212) 883-2288

By E-mail Transmission:

transfers@royaltypharma.com

Subject Line: Exchange Election

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Notwithstanding the place where this EPA Distribution Notice has been executed by an EPA Investor, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.

To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this EPA Distribution Notice, the parties hereto irrevocably (i) consent and submit to the exclusive jurisdiction of the Supreme Court, State of New York, New York County and of the U.S. District Court for the Southern District of New York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and (iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the U.S. District Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

IN WITNESS WHEREOF, the undersigned has executed this EPA Distribution Notice this          day of                                                  . 2020.

EPA INVESTOR:

(write name of EPA Investor)

By:
Name:
Title: